Cash and cash equivalents	12 Months Ended
Dec. 31, 2024
Cash and cash equivalents [abstract]
Cash and cash equivalents
12 Cash and cash equivalents
Cash and cash equivalents are comprised of the following:

	As of December 31,
In thousands of USD	2023	2024
Cash at bank and in hand	29,367	54,067
Short-term deposits	6,116	1,293
Total Cash and cash equivalents	35,483	55,360
Cash at banks earns interest at floating rates based on daily bank deposit rates. Short-term deposits are made for varying periods, depending on the immediate cash requirements of the Group, and earn interest at the respective short-term deposit rates.
The Group has no restricted cash on cash and cash equivalents as of December 31, 2024 (2023: nil).
While cash and cash equivalents are also subject to the impairment requirements of IFRS 9, the identified expected credit loss was immaterial, due to low credit risk of the financial institutions.